Exhibit 99.2

MP Materials Announces New Share Repurchase Authorization

LAS VEGAS, NV – March 4, 2024 – MP Materials Corp. (NYSE: MP) (“MP Materials” or the “Company”) today announced that its Board of Directors has authorized a share repurchase program of up to $300 million of the Company’s outstanding common stock (“shares”), enabling the Company to opportunistically create value for shareholders.

The $300 million authorization is effective for 1 year and does not require the purchase of any minimum number of shares.

MP Materials may purchase shares from time to time at the discretion of management through open market purchases, privately negotiated transactions, block trades, accelerated or other structured share repurchase programs, or other means. The manner, timing, pricing and amount of any transactions will be subject to the discretion of MP Materials and may be based upon market conditions, regulatory requirements and alternative opportunities that MP Materials may have for the use or investment of its capital.

About MP Materials

MP Materials (NYSE: MP) produces specialty materials that are vital inputs for electrification and other advanced technologies. MP’s Mountain Pass facility is America’s only scaled rare earth production source. The Company is currently expanding its manufacturing operations downstream to provide a full supply chain solution from materials to magnetics.

Join the MP Materials community on X, YouTube, and LinkedIn.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements under Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of the words such as “estimate,” “plan,” “shall,” “may,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, expectations regarding the proposed notes offering and the use of proceeds therefrom. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MP Materials. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, those discussed in MP Materials’ Annual Report on Form 10-K filed on February 28, 2024 under the heading “Risk Factors” and other documents filed by MP Materials with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MP Materials does not presently know or that MP Materials currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MP Materials’ expectations, plans or forecasts of future events and views as of the date of this press release. MP Materials anticipates that subsequent events and developments will cause MP Materials’ assessments to change. However, while MP Materials may elect to update these forward-looking statements at some point in the future, MP Materials specifically disclaims any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing MP Materials’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investors:

Martin Sheehan

IR@mpmaterials.com

Media:

Matt Sloustcher

media@mpmaterials.com

2